Exhibit 10.9

                            SIRIUS/PUREPROPHET, LTD.
                         VENDOR'S CREDIT LINE AGREEMENT
                          WITH ORIGINAL BEVERAGE CORP.

                         Powell River, British Columbia
                               Malibu, California
                                 January 6, 2000

Peter Sharma III for sirius/pureprophet, ltd. of Powell River, British Columbia (the "borrower") hereby accepts terms of credit as extended by Original Beverage Corp. of Malibu, California (the "lender") through execution of this writ.

      1.    Line of Credit.

            a) The lender extends a line of credit to the borrower imputed with 0% interest and a cash balance limitation of $200,000.
            b) Credit line balance may be paid in part or in full at any time by remittance of United States Currency at the lender's primary place of business.
            c) Unless previously agreed otherwise by all parties, credit line balance is due and payable in full, at the offices of the lender, in United States Currency, no later than December 31, 2007.

      2.    Disbursement.

            a) From time to time, as mutually agreed by lender and borrower, borrower shall receive disbursement of funds within the limit stated.
            b)    Disbursement executed by writ of lender's corporate check.

      3.    Miscellaneous Provisions.

            a) If this note or any part of the indebtedness represented hereby shall not be paid as agreed, the Holder may place the debit balance or any part of the indebtedness represented hereby in the hands of an attorney for collection.
            b) All disputes arising between the parties to be resolved through binding arbitration in the County of Los Angeles.

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            c)    Enforcement of this agreement is in accordance with, and
                  governed by, the laws of the State of California.

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Original Beverage Corp. (lender)         sirius/pureprophet, ltd. (borrower)

By: /s/ Christopher J. Reed              By: /s/ Peter Sharma III
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Christopher J. Reed, CEO, Founder.       Peter Sharma III, Proprietor.

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